UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2010

WOLFE CREEK MINING INC.
(Exact name of registrant as specified in its charter)

Delaware	333-149626	32-0218005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14 S. Main Street Suite 201
Fond Du Lac
WI 54935-4229

 (Address of principal executive offices) (zip code)

(209) 881-3523
 (Registrant's telephone number, including area code)

Copies to:
Andrea Cataneo, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Wolfe Creek Mining, Inc.’s wholly owned subsidiary, Green EnviroTech Corp. (“Green EnviroTech”), entered into (i) a First Amendment to Plas2Fuel License Agreement, dated May 18, 2010, with Plas2Fuel, Inc. (“Plast2Fuel”), a Washington corporation (the “Plas2Fuel Amendment”), (ii) a License Agreement, dated April 30, 2010, with Ergonomy LLC (“Ergonomy”), a limited liability company organized under the laws of the State of Wisconsin (the “Ergonomy Agreement”), and (iii) a License Agreement, dated May 18, 2010, with Thar Process, Inc. (“Thar”), a corporation organized under the laws of the Commonwealth of Pennsylvania (the “Thar Agreement”).

Pursuant to the Plas2Fuel Amendment, Plas2Fuel agreed to grant to Green EnviroTech the exclusive right to the auto shredder residential market within North America, subject to the terms set forth in the Plas2Fuel Amendment, for a period commencing on May 18, 2010 and expiring on January 1, 2021.

Pursuant to the Ergonomy Agreement, Ergonomy granted Green EnviroTech an exclusive royalty-bearing license to use certain technology in the field of processing plastic and rubber from shredder residue in the United States of America and Canada for each of the following: (a) to develop, use, lease, sell, import, export and market Products (as defined therein), and (b) to develop Improvements (as defined therein). For the license granted thereunder, commencing at the third year of the term, Green EnviroTech must pay to Ergonomy running royalty fees in an amount equal to $0.005 per pound of shredder residue as set forth in the Ergonomy Agreement.

Pursuant to the Thar Agreement, Thar granted Green EnviroTech a royalty-bearing license to use certain technology in the field of processing plastic and rubber from shredder residue in the United States of America and Canada for each of the following: (a) to develop, use, lease, sell, import, export and market Products (as defined therein), and (b) to develop Improvements (as defined therein). For the license granted thereunder, commencing at the third year of the term, Green EnviroTech must pay to Thar running royalty fees in an amount equal to $0.00875 per pound of shredder residue as set forth in the Thar Agreement.

Item 9.01. Financial Statements and Exhibits.

10.1	First Amendment to Plas2Fuel License Agreement, dated May 18, 2010, by and between Green EnviroTech and Plas2Fuel, Inc.

10.2	License Agreement, dated April 30, 2010, by and between Green EnviroTech and Ergonomy LLC

10.3	License Agreement, dated May 18, 2010, by and between Green EnviroTech and Thar Process, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFE CREEK MINING, INC.

Dated: June 8, 2010	By:	/s/ Gary M. De Laurentiis
Name: Gary M. De Laurentiis Title: Chief Executive Officer